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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: JUNE 27, 2005
                                          -------------
                        (Date of earliest event reported)



                         TRAVELCENTERS OF AMERICA, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      333-52442               36-3856519
           --------                      ---------               ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


  24601 Center Ridge Road, Suite 200, Westlake, Ohio          44145-5639
  --------------------------------------------------          ----------
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (440) 808-9100
                                                      --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE

         On June 27, 2005, TravelCenters of America, Inc. (the "Company") issued a press release announcing that it has determined the price for its previously announced tender offer and consent solicitation for its outstanding 12 3/4% Senior Subordinated Notes due May 1, 2009 (the "Notes").

         The total consideration for the Notes validly tendered prior to 5:00 p.m., New York City time, on June 15, 2005 (the "Consent Date"), and accepted for payment will be $1,092.68 per $1,000 principal amount of the Notes. The total consideration includes a consent payment of $30.00 per $1,000 principal amount of Notes. Notes accepted for payment that are validly tendered subsequent to the Consent Date but on or prior to 12:00 midnight, New York City time, on June 29, 2005, will receive the purchase price of $1,062.68 per $1,000 principal amount of the Notes, which is equal to the total consideration minus the consent payment of $30.00 per $1,000 principal amount of Notes. In addition to the total consideration or purchase price payable in respect of the Notes purchased in the tender offer and consent solicitation, the Company will pay accrued and unpaid interest to, but not including, the payment date. The total consideration was determined as of 2:00 p.m., New York City time, on June 27, 2005, by reference to a fixed spread of 50 basis points above the bid side yield on the 1 5/8% (1.625%) U.S. Treasury Note due October 31, 2005. The tender offer and consent solicitation will expire at 12:00 midnight, New York City time, on Wednesday, June 29, 2005, unless extended. The payment date for Notes validly tendered and accepted for payment is expected to be Thursday, June 30, 2005.

         A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     99.1 Press release dated June 27, 2005 related to the determination of the price for the Company'spreviously announced tender offer and consent solicitation for its Senior Subordinated Notes due
             May 1, 2009.

         The press release and other reports and statements issued or made by the Company from time to time include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our future prospects, developments and business strategies. The statements contained in this report that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend" and similar expressions in this report to identify forward-looking statements. These forward-looking statements are made based on our expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by forward-looking statements. The following factors are among those that could cause our actual results to differ materially from the forward-looking statements: (i) changes in interest rates, and (ii) the successful consummation of our refinancing plan and our tender offer and consent solicitation process.

      All of our forward-looking statements should be considered in light of these factors and all other risks discussed from time to time in our filings with the Securities and Exchange Commission. We do not undertake to update our forward-looking statements to reflect future events or circumstances.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRAVELCENTERS OF AMERICA, INC.



                                     By: /s/ James W. George
                                         ---------------------------------------
                                         James W. George,
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary




Date: June 27, 2005



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